SUPPLEMENT DATED JUNE 23, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR ESG DIVERSIFIED PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025 for ESG Diversified Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the last sentence of the sixth paragraph and the first sentence of the seventh paragraph of subsection (2) ESG Underlying Fund Oversight is deleted and replaced with the following:

To be selected for investment, an ESG Underlying Fund must satisfy PLFA’s ESG investment criteria as follows:

i)	An ESG Underlying Fund must meet a minimum ESG rating set by PLFA that is based on ratings provided by one or more established third party ESG ratings providers at the time of investment.